SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2004

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2003-B

(Issuer with respect to the Notes)

Delaware

(State or other jurisdiction of incorporation)

333-100621-02

(Commission File Number)

52-2184798

(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 NW 12th Avenue

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, asamended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

Dated: February 25, 2004	By:	/s/

Victor A. De Jesus, Vice President and Chief Financial Officer World Omni Financial Corp. (Duly authorized Officers of the Servicer on behalf of the Trust)

World Omni Auto Receivables Trust 2003-B

Monthly Servicer Certificate

January 31, 2004

Aggregate Note Amount	Aggregate Note Amount

Original	913,100,000.00

Note Balance @ 12/31/03	852,486,434.08
Principal distributable amount	26,966,859.16

Note Balance @ 1/31/04	825,519,574.92

Class A-1
Note Amount	Note Amount

Original	215,000,000.00

Note Balance @ 12/31/03	154,386,434.08
Principal distributable amount	26,966,859.16

Note Balance @ 1/31/04	127,419,574.92

Class A-2
Note Amount	Note Amount

Original	223,000,000.00

Note Balance @ 12/31/03	223,000,000.00
Principal distributable amount	—

Note Balance @ 1/31/04	223,000,000.00

Class A-3
Note Amount	Note Amount

Original	235,000,000.00

Note Balance @ 12/31/03	235,000,000.00
Principal distributable amount	—

Note Balance @ 1/31/04	235,000,000.00

Class A-4
Note Amount	Note Amount

Original	201,000,000.00

Note Balance @ 12/31/03	201,000,000.00
Principal distributable amount	—

Note Balance @ 1/31/04	201,000,000.00

Class B
Note Amount	Note Amount

Original	39,100,000.00

Note Balance @ 12/31/03	39,100,000.00
Principal distributable amount	—

Note Balance @ 1/31/04	39,100,000.00

Distributable Amounts	Total

Interest Distributable Amount	1,441,073.62
Principal Distributable Amount	26,966,859.16

Total	28,407,932.78

Distributable Amounts	Class A-1

Interest Distributable Amount	159,918.62
Principal Distributable Amount	26,966,859.16

Total	27,126,777.78

Distributable Amounts	Class A-2

Interest Distributable Amount	286,183.33
Principal Distributable Amount	—

Total	286,183.33

Distributable Amounts	Class A-3

Interest Distributable Amount		430,833.33
Principal Distributable Amount		—

Total		430,833.33

Distributable Amounts		Class A-4

Interest Distributable Amount		480,725.00
Principal Distributable Amount		—

Total		480,725.00

Distributable Amounts		Class B

Interest Distributable Amount		83,413.34
Principal Distributable Amount		—

Total		83,413.34

Note Factors		Series A-1	Series A-2

	1/31/2004	59.2649186%	100.0000000%

Note Factors		Series A-3	Series A-4

	1/31/2004	100.0000000%	100.0000000%

Note Factors		Series B

	1/31/2004	100.0000000%

Pool Data		$	#

Original Pool Balance		920,000,000.00	44,944
Pre-Funding Contracts added 1/28/04		153,890,626.94	8,281
Pool Balance at 12/31/03		865,410,585.16	43,557
Principal Payments		24,393,989.46	675
Defaulted Receivables		360,941.65	21
Pool Balance at 1/31/04		840,655,654.05	51,142
Overcollateralization Target Amount		23,118,030.49
Recoveries		110,290.20

Weighted Average APR		7.21%
Weighted Average Remaining Term		55.28

		Aggegate Net Losses	Net Loss Ratio
November		19,639.93	0.03%
December		14,892.01	0.02%
January		250,651.45	0.35%

Average Net Loss Ratio			0.13%

Noteholders’ 1st Priority Princ Dist Amount		0.00

Noteholders’ 2nd Priority Princ Dist Amount		0.00

Account Balances		Advance	Reserve Fund

Balance as of 12/31/03		87,073.22	3,830,537.98
Balance as of 1/31/04		94,591.92	4,603,085.32
Change		7,518.69	772,547.34

			Pre-Funding

Balance as of 12/31/03			153,892,404.37
Balance as of 1/31/04			104,113.82
Change			(153,788,290.55)

		Maximum Carry	Negative Carry

Balance as of 12/31/03		635,714.41	578,457.40
Balance as of 1/31/04		—	504.07
Change		(635,714.41)	(577,953.33)
Excess to Certificateholders			578,457.40

Distribution per $1,000		Total

Distribution Amount		31.1115242

Interest Distribution Amount		1.5782210

Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	29.5333032

Distribution per $1,000	Class A-1

Distribution Amount	126.1710594

Interest Distribution Amount	0.7438075
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	125.4272519

Distribution per $1,000	Class A-2

Distribution Amount	1.2833333

Interest Distribution Amount	1.2833333
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-3

Distribution Amount	1.8333333

Interest Distribution Amount	1.8333333
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	2.3916667

Interest Distribution Amount	2.3916667
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	2.1333335

Interest Distribution Amount	2.1333335
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Servicing Fee	Total

Amount of Servicing Fee Paid	592,931.81
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	419	5,569,936.53
Past Due 61-90 days	89	1,380,246.07
Past Due 91 + days	31	432,459.86

Total	539	7,382,642.46